Exhibit 10.20

Print Name of Investor: ___________________

Social Security or EIN Number: _________________

SUBSCRIPTION AGREEMENT

Mojo Organics Inc., a Delaware corporation (“Company”), and the Investor hereby agree as follows:

1. Subscription for Shares. The Company is offering (“Offering”) up to an aggregate of 1,098,902 shares (“Shares”) of the Company’s common stock (“Common Stock”) to investors executing subscription agreements from time to time in form and substance substantially identical to this Subscription Agreement.  The purchase price per share to each such investor shall be $0.91.  I (sometimes referred to herein as the “Investor”) hereby subscribe for and agree to purchase _____________ Shares.  The total purchase price for my Shares is $_____________.   Concurrently herewith, the Company may engage in another offering (the “Concurrent Offering”) of up to 1,101,036 shares of Common Stock, in which investors will also receive for each share purchased one warrant to purchase one share of Common Stock at an exercise price of $0.91, such warrants exercisable immediately for a period of five years.  The closing of the Concurrent Offering is not contingent upon the closing of this Offering and the closing of this Offering is not contingent upon the closing of the Concurrent Offering.

2. Closing.  The closing on the purchase of my Shares under this subscription (the “Closing”) shall occur on the date that the Company has accepted and executed this Subscription Agreement and funds in payment therefor have been received by the Company and have cleared.  The Company may hold additional Closings on additional Shares in this offering to other investors from time to time.  It is acknowledged that there is no minimum amount of proceeds the Company must receive for there to be a Closing.  No further Closings in this Offering shall be held after February 28, 2014; provided, however that the Company may, in its sole discretion, and not withstanding anything to the contrary in this Agreement, increase the number of Shares being sold in the Offering and extend the date for further Closings.  For the avoidance of doubt, all references to “Shares” herein include any shares of Common Stock sold upon such increase in the Offering size.

3. Registration. The Company will use its commercially reasonable best efforts to (a) file on or before the 70th day after Closing a registration statement on Form S-1 (or such other form as permitted by the rules and regulations of the Securities and Exchange Commission (“Commission”) registering the resale of the Investor’s Shares under the Securities Act of 1933, as amended (“Securities Act”), (b) timely  respond to the comments of the Commission to such registration statement and (c) have such registration statement declared effective by the Commission as soon as practicable thereafter.  The Company shall use a portion of the proceeds from its sales of the Shares to fund the cost of the foregoing registration.  The Investor shall timely provide the Company with any information regarding the Investor that is required for the registration statement or as otherwise reasonably requested by the Company to meet its obligations under this Section 3.

4. Amendment to Stock Plan.   The Investor acknowledges the Company has advised Investor that it intends to amend its 2012 Long-Term Incentive Equity Plan (“Plan”) to increase the number of shares of Common Stock available for grant thereunder (excluding shares already subject to award made under the Plan) to that number of shares equal to 20% of the shares of Common Stock outstanding on a  fully diluted basis and giving effect to all Shares actually sold in the Offering and the shares of Common Stock (including shares of Common Stock underlying the warrants) sold in the Concurrent Offering. Promptly following the end of the Offering, the Company will convene a meeting of its stockholders to approve the above-described amendment to the Plan (“Stockholders Meeting”).  Concurrently with the execution of this Subscription Agreement, the Investor is executing the irrevocable proxy attached as Exhibit A (“Investor Proxy”).  The Investor Proxy shall only become effective upon a Closing for the Shares being purchased by the Investor hereunder and authorizes officers of the Company to vote all of the Shares in favor of the above-described amendment to the Plan at the Stockholders Meeting.

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5. Investor Delivery of Payment and Documents.

5.1 I have tendered the full purchase price for the Shares by wiring funds in accordance with the instructions set forth in Schedule 1 hereto.

5.2 I hereby tender to the Company two executed copies of this Subscription Agreement.

5.3 I hereby tender to the Company an executed copy of the Investor Proxy.

5.4 In the event that a Closing does not take place with respect to my subscription for any reason or if my subscription is otherwise rejected, all cash proceeds delivered by me in accordance with the foregoing shall be returned to me as soon as practicable, without interest, offset or deduction, and the Investor Proxy shall be destroyed or returned to me as I direct.

5.5 In the event my subscription is accepted and there is a Closing, a certificate for the Shares for which I am subscribing will be delivered promptly to me along with a copy of a fully executed version of this Agreement.

6. Acceptance or Rejection of Subscription Agreement.  The Company has the right to reject this subscription for Shares, in whole or in part, for any reason and at any time prior to a Closing with respect to this subscription. The Shares subscribed for herein will not be deemed issued to or owned by me until a copy of this Subscription Agreement has been executed by me and accepted and countersigned by the Company, and a Closing with respect to my subscription has occurred.

7. Investor Representations and Warranties. I represent and warrant to the Company as follows:

7.1 Accredited Investor.  I am an “accredited investor” as defined in Section 2(15) of the Securities Act, and Rule 501 promulgated thereunder.  I understand that the Shares are being issued to me without registration under the Securities Act in reliance upon the exemptions contained in Regulation D promulgated under the Securities Act (“Regulation D”) and applicable state securities laws.

7.2 Obligations of the Company and the Investor.   The Company has no obligation to me other than as set forth in this Agreement.  I am aware that, except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this Subscription Agreement or Investor Proxy and any agreements made in connection herewith will survive my death or disability.  In order to induce the Company to issue and sell the Shares to me, I represent and warrant that the information relating to me stated herein is true and complete as of the date hereof and will be true and complete as of the date on which my purchase of Shares becomes effective.

7.3 Information About the Company.  I have been given reasonable opportunity to meet with officers of the Company for the purpose of asking reasonable questions of such officers concerning the terms and conditions of the sale and issuance of the Shares and the business and operations of the Company (including the risks faced by the Company in its business and risks related to my investment in the Company) and all such questions have been answered to my full satisfaction. I have also been given an opportunity to obtain any additional relevant information to the extent reasonably available to the Company.  I have received all information regarding the Company that I have reasonably requested.  I have read and reviewed the Company’s Annual Report on Form 1-K for the year ended December 2012 and the Company’s Quarterly Reports for its 2013 fiscal quarters.  I understand that there is no assurance as to the future performance of the Company.

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7.4 No assurances; No general solicitation.  I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company.  I am not purchasing the Shares as a result of or subsequent to:  (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

7.5 Speculative Investment.  I am aware that my purchase of Shares is a speculative investment.  I acknowledge that I can lose the entire amount of my investment in the Company.  I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company.  I have not utilized any person as my purchaser representative (as defined in Regulation D) in connection with evaluating such merits and risks and have relied solely upon my own investigation in making a decision to invest in the Company. I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.  I believe that the investment in the Company represented by my purchase of Shares is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company.  My investment in the Company does not constitute all, or substantially all, of my investment portfolio.

7.6 Authority. I have also necessary authority, approval and consent required for my delivery of this Subscription Agreement and the Investor Proxy and to fulfill my obligations hereunder and thereunder.

7.7 Restrictions on Transfer.  Investor understands that (i) the Shares have not been registered under the Securities Act or the securities laws of any state in reliance on specific exemptions from registration and (ii) the  Shares cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states, or an exemption from such registration is available.  The certificate representing the Shares will bear a restrictive legend relating to such restrictions.  In addition, Investor understands that the Company is relying on Investor’s representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws.  I understand the Company and its securities are not currently registered under the Exchange Act and there can be no assurance that they will be, and as a result, Rule 144 may not be available to me for sales or transfers of the Shares.

7.8 Investment Representation.  Investor is acquiring the Shares for its own account for investment and not with a view to, or for sale in connection with, any subsequent distribution of the securities, nor with any present intention of selling or otherwise disposing of all or any part of the Shares in violation of the Federal securities laws.

8. Company Representations and Warranties.  The Company hereby represents and warrants to the Investor that the Company has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  All corporate action necessary to be taken by the Company to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Company in connection with the transactions contemplated hereby has been duly and validly taken and this Agreement has  been duly executed and delivered by the Company.  Subject to the terms and conditions of this Agreement, this Agreement constitutes the valid, binding and enforceable obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and (ii) the applicability of the federal and state securities laws and public policy as to the enforceability of the indemnification provisions of this Agreement.  The sale by the Company of the Shares does not conflict with the certificate of incorporation or bylaws of the Company or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property.  The sale of the Shares will not trigger any pre-emptive or, to the knowledge of the Company, other rights held by any party and no governmental or regulatory consent is required for the consummation of the transactions contemplated by this Agreement.

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9. Indemnification.  I hereby agree to indemnify and hold harmless the Company and its officers, directors, stockholders, employees, agents, and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and  indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained herein, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein.

10. Severability; Remedies.  In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement are nevertheless binding with the same effect as though the void parts were deleted.

11. Governing Law and Jurisdiction.  This Subscription Agreement and Investor Proxy will be deemed to have been made and delivered in New York City and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal law of the State of New York.  Each of the Company and the Investor hereby (i) agrees that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement or Investor Proxy will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding, (iv) agrees to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and (v) agrees that service of process upon it mailed by certified mail to its address set forth on my signature page will be deemed in every respect effective service of process upon it in any suit, action or proceeding.

12. Counterparts.  This Subscription Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.  The execution of this Subscription Agreement and Investor Proxy must be by actual signature.

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13. Benefit.  This Subscription Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

14. Notices.  All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) must be in writing, and are sufficiently given if delivered to the addressees in person, by overnight courier service, or, if mailed, postage prepaid, by certified mail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party.  All communications to me should be sent to my preferred address on the signature page hereto.  All communications to the Company should be sent to Mojo Organics Inc., 101 Hudson Street, 21st Floor, Jersey City, New Jersey 07302, Attention: Chief Executive Officer.  Each party may designate another address by notice to the other parties.

15. Oral Evidence.  This Subscription Agreement and Investor Proxy constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  This Subscription Agreement may not be changed, waived, discharged, or terminated orally, but rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

16. Section Headings.  Section headings herein have been inserted for reference only and will not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

17. Survival of Representations, Warranties and Agreements.  The representations, warranties and agreements contained herein will survive the delivery of, and the payment for, the Shares.

18. Acceptance of Subscription.  The Company may accept this Subscription Agreement at any time for all or any portion of the Shares subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

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Signature Page to Subscription Agreement

Investor Name:

Investor Signature:

Date:                           , 2014

Investor Address:

Soc. Sec. No.
  or EIN No.:

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms. MOJO ORGANICS, INC. By: _____________________________________ Name: Title: Date:

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Exhibit A

Investor Proxy

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IRREVOCABLE PROXY

The undersigned hereby represents that he/she/it has acquired             shares (“Shares”) of common stock, par value $0.001 (“Common Stock”), of Mojo Organics, Inc. ( “Company”) in a private placement pursuant to the Subscription Agreement, dated                                 (“Subscription Agreement”), between the Company and the undersigned.  Pursuant to Section 4 of the Subscription Agreement, the Company intends to convene a special meeting of stockholders (“Meeting”) to consider an amendment (“Plan Amendment Proposal”) to the Company’s existing 2012 Long-Term Incentive Equity Plan (“Plan”) to increase the number of shares of Common Stock available for issuance under the Plan (excluding any shares already subject to award made under the Plan) to that number of shares equal to 20% of the shares of Common Stock outstanding on a fully diluted and giving effect to all shares sold in the Offering and Concurrent Offering (as each term is defined in the Subscription Agreement), including shares of Common Stock underlying any warrants sold therewith.  The undersigned hereby represents that he/she/it has not heretofore provided any proxies or voting instructions in connection with the Shares and hereby irrevocably appoints Glenn Simpson with full power of substitution, to vote the Shares with respect to the Plan Amendment Proposal at the Meeting and any adjournments thereof.  The undersigned hereby affirms that this proxy is coupled with an interest and shall be irrevocable.
IN WITNESS WHEREOF, the undersigned has executed this power of attorney and irrevocable proxy effective as of the date written below.
DATED: , 2014

Witnessed by:	Signature of Stockholder(s):

Print Name of Witness
Print Name of Stockholders:

STATE OF                                            )
)  ss.:
COUNTY OF                                         )

On the ______ day of                         , 2014, before me, the undersigned, personally appeared _____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
_________________________
Notary Public

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